                                                                  Exhibit 10.7.1




                                 LICENSE AGREEMENT

          THIS AGREEMENT, effective as of the 1st day of August, 1 1998, by and between AMERICAN TOWER CORPORATION or its subsidiary thereof as defined as the party designated on the signature page hereto as the LICENSOR or the Company (As the case may be), whose business address is 3411 Richmond Ave., Suite 400, Houston, TX 77046-3401, (hereinafter referred to as the "LICENSOR" or the "Company") and Pathnet, Inc. whose business address is 1015 31st Street,N.W., Washington, D.C. 20007(hereinafter referred to as the "LICENSEE").

     1.   SUBJECT OF LICENSE

          LICENSOR hereby grants permission to LICENSEE to install and operate the radio communications equipment described below and in EXHIBIT A ("Equipment") on the towers located at the locations identified in EXHIBIT A:

          A. Radio communications equipment consisting of a transmitter/receiver, and accessories to be installed in LICENSOR's equipment house near the base of the tower ("equipment house") or the equipment house of the LICENSEE, if any ("LICENSEE's equipment house").

          B. LICENSEE agrees that all of the Equipment to be installed upon LICENSOR's tower and within equipment shelters (if applicable) and upon LICENSOR's ground space will be in accordance with that specified within this Agreement and any attachments, exhibits, amendments, or addenda thereof. Any material deviation from the aforementioned which deviation continues for more than ten (10) days after written notice to Licensee shall result in a default with respect to the Agreement.

          No outside storage of any kind is permitted by this Agreement without prior written consent of LICENSOR.

     2.   TERM

          This Agreement shall commence on the date first written above, or upon installation of LICENSEE's equipment, but no later than November 1, 1998 and shall be in full force or effect for twenty-five (25) years hereafter ("Initial Term") with additional automatic one (1) year renewal periods commencing on successive anniversaries of the day following the termination date(s) of the Initial Term. Said renewal periods shall commence automatically without further action on the part of LICENSOR or LICENSEE provided, however, that either party may terminate this Agreement effective at the expiration of the Initial Term or each of the renewal periods, as the case may be, by giving the other party not less than ninety (90) days written notice of its intention to terminate this Agreement as of such date.

     3.   REMUNERATION

          (a) LICENSEE shall pay to LICENSOR a fee of (i)commencing on November 1, 1998 and terminating at such time as the Pathnet system becomes operational and available for commercial traffic, as mutually determined by the Parties, the amount of [***] per month per tower listed on Exhibit A and
(ii) commencing [***]of gross revenues collected by Pathnet from the sale of capacity created by the Pathnet system constructed on the towers set forth on Exhibit A (Pathnet to receive [***] of the gross revenue collected from such system) (collectively the "Base Fee") during the Initial Term of this Agreement which shall be payable thirty (30) days after the end of each calendar quarter.

          (b) LICENSOR shall have the right to increase the quarterly rental due hereunder at the end of the Initial Term hereof and at the end of each renewal period thereafter for the full term of this License Agreement and any extension thereof. In the event LICENSOR shall exercise its right to impose an increase as herein provided, LICENSEE shall have the right to terminate this Agreement upon thirty (30) days written notice from the date of receipt of such notice of rental increase. Payment of any increased rate by LICENSEE shall constitute LICENSEE's acceptance of the rental modification to this Agreement.

          (c) All rental payments are due and payable in the office of LICENSOR thirty (30) days after the end of each calendar quarter. Any payment received by LICENSOR beyond ten (10) days from the original due date thereof shall require the payment by LICENSEE of an additional sum of $25.00 per month as a late charge.

     (d) In the event that any tower site listed on Exhibit A does not accomodate LICENSEE's requirements to develop a system available to commercial traffic due to site, tower or equipment house limitations or the unavailability of frequencies, LICENSEE shall have the right (i) to suspend payment of the Base Fee as to such tower site, as listed on Exhibit A, until such time as LICENSEE can identify a reasonable solution to install and operate the commercial system at such tower site or (ii) cancel the Base Fee as to such tower site, as listed on Exhibit A, in the event LICENSEE acquires an alternate site or tower to install and operate the commercial system and does not install equipment on such tower site.

     4.   OPERATION

          (a) LICENSEE shall operate its equipment during the term hereof in compliance with all present and future rules and regulations imposed by any local, state or federal authority having jurisdiction over transmissions and operations involved in the operation of the radio communications systems and equipment. Prior to installation of its equipment, LICENSEE's equipment house, if any, or any modifications or changes (other than replacements of identical items at the same location) to the equipment, equipment house or LICENSEE's equipment house, if any, LICENSEE shall comply with the following:

               (i) LICENSEE shall submit all plans for LICENSOR's approval not to be unreasonably withheld, conditioned or delayed.

               (ii) Prior to commencement of any work, LICENSEE shall obtain LICENSOR's written approval not to be unreasonably withheld, conditioned or delayed and required approvals of relevant federal, state and local agencies. LICENSEE shall promptly deliver to LICENSOR written proof of compliance with all applicable federal, state and local laws and regulations in connection with any installations or modifications.

               (iii) All of the modifications, installations or changes shall conform with LICENSEE's design and specifications, including weight and wind load requirements and shall not interfere with radio communications systems and equipment of other licensees located on LICENSOR's tower and facility as of the date of such installation, and shall be in compliance with all applicable local, state and federal governmental requirements, including but not limited to zoning, FAA and FCC specifications.

               (iv) All of LICENSEE's equipment shall be clearly marked to show LICENSEE's name, call sign, frequency and location (AGL) on the tower. The coaxial cable shall be identified in the same manner at the bottom and top of the line. Failure of LICENSEE to comply with the labeling of its equipment could result in a default of this Agreement as outline in paragraph (9).

          (b) LICENSEE agrees that in all matters where LICENSOR's approval is required and LICENSOR determines in its sole discretion that a possibility of a threat of interference or other disruption with the business of LICENSOR or other existing licensees exists, LICENSOR shall have the absolute right to withhold consent.



     5.  INSTALLATION AND OPERATION

          (a) The installation and operation of LICENSEE's equipment shall not interfere electrically, or in any other manner whatsoever, with LICENSOR or with any other party operating and maintaining radio communications systems and equipment at the tower, and with LICENSOR's lighting system all as existing and
operating as of the date hereof.   Any provision in this Agreement to the
contrary notwithstanding, it is expressly understood and agreed that if the installation or operation of LICENSEE's equipment shall interfere with other radio communications systems and equipment all as existing and operating as of the date hereof, LICENSEE shall upon request (verbal or otherwise) within (48) hours suspend its operations and do whatever is necessary to eliminate or remedy such interference in a reasonable length of time which shall not exceed (10) days. LICENSEE will be allowed short periods of operation required for identification and elimination of the interference. If LICENSEE fails to eliminate or remedy such interference, LICENSOR may at its option with 48 hours written notice, eliminate or remedy such interference at LICENSEE's cost and expense or terminate the Agreement and disconnect LICENSEE's equipment.

          (b) The installation and operation of LICENSOR's or future licensees' equipment shall not interfere electrically, or in any other manner whatsoever, with LICENSEE operating and maintaining radio communications systems and equipment at the tower, and with LICENSOR's lighting system all as existing and
operating as of the date hereof.   Any provision in this Agreement to the
contrary notwithstanding, it is expressly understood and agreed that if the installation or operation of LICENSOR's or other licensees' equipment shall interfere with LICENSEE'S radio communications systems and equipment, LICENSOR shall upon request (verbal or otherwise) within (48) hours suspend its operations and do whatever is necessary to eliminate or remedy such interference in a reasonable length of time which shall not exceed (10) days. LICENSOR will be allowed short periods of operation required for identification and elimination of the interference. If LICENSOR fails to eliminate or remedy such interference, LICENSEE may at its option with 48 hours written notice, eliminate or remedy such interference at LICENSOR's cost and expense.

          (c) In the event that the installation of LICENSEE's equipment in or upon LICENSOR's shelter or tower requires removal of certain existing, non-operational equipment, LICENSEE shall, at its own expense, have the right to remove and dispose of such equipment as required for Pathnet to install the system.



6.  OPERATIONAL RESPONSIBILITIES

          (a) LICENSEE at its own cost and expense shall be responsible for maintenance of its equipment and improvements, if any, in accordance with all applicable laws and regulations. All maintenance work shall be performed by certified steeplejacks or contractors, whose certificates of insurance are on file with LICENSOR and previously approved in writing when requested by LICENSOR. In the event LICENSOR in its sole opinion, determines that any structural modifications or repairs are needed to be made to its tower or surrounding premises due to the presence of LICENSEE's equipment or other improvements, LICENSOR shall give notice of such fact to LICENSEE, and LICENSEE shall have the right to (i) terminate this Agreement by giving ten (10) days written notice to LICENSOR, or (ii) LICENSEE may make this needed modifications and repairs, except as otherwise agreed upon by the parties at its sole cost and expense, in accordance with provisions of Paragraph (4) (a) hereto.

          (b) LICENSOR agrees that LICENSEE shall have free access to the tower and associated equipment shelters for the purpose of installing LICENSEE's radio equipment, and that during the continuation of this Agreement, LICENSEE shall have free ingress and egress to the said tower and associated equipment shelters for the purpose of maintaining and repairing LICENSEE's equipment. LICENSEE agrees that only authorized engineers of LICENSEE, or persons under their direct supervision (including subcontractors), will be permitted to enter said property for any purpose as permitted herein. Additionally, LICENSEE agrees that its coaxial cable must be permanently identified at the top and bottom and that all equipment(radio cabinets) inside LICENSOR's equipment building shall be identified with labels provided by LICENSOR. LICENSEE understands and agrees that other licensees and their authorized representatives shall similarly have access, ingress and egress to the tower for similar purposes.

          (c) LICENSOR at all times during the term of this License Agreement will maintain, at its expense (including the costs of any utilities), the tower and the tower sites and will maintain, at its expense, all associated tower marking and lighting in compliance with all applicable federal, state and local laws, rules and regulations relating to tower marking or lighting, including without limitation,
Part 17 of the rules and regulations of the Federal Communications Commission (the "FCC"). In the event LICENSEE receives notice or otherwise obtains knowledge that the tower marking or lighting is not in compliance with any applicable law, rule or regulation, LICENSEE will immediately so notify LICENSOR (by fax or by telephone confirmed in writing) and will cooperate with LICENSOR in curing any such noncompliance provided LICENSEE shall not be required to incur any expense in connection with such cooperation.

          (d) Provided that LICENSEE is not in default in the performance of its obligations hereunder beyond any applicable notice and cure periods, at the expiration of this Agreement or earlier termination hereof, LICENSEE shall remove its equipment and/or LICENSEE's equipment house, if any, provided that such removal is done by a certified steeplejack or contractor previously approved in writing by LICENSOR, as provided for in paragraph 6a., and in accordance with a previously approved removal plan, in a workmanlike manner, without any interference, damage or destruction to any other equipment, structures or operations of the tower, and without injury or damage to the tower. Any and all interference or damage caused to the tower or operations of the tower by such removal shall be immediately repaired or eliminated by LICENSEE. If LICENSEE fails to make such repairs within three (3) days after occurrence of such damage, injury or interference, LICENSOR may perform all the necessary repairs at LICENSEE's cost and expense and such sum shall be immediately due upon the rendering of an invoice as an additional fee hereunder.


     7.   INDEMNIFICATION

          (a) It is the express intention of the parties that LICENSEE agrees to indemnify and hold LICENSOR and other present licensee's harmless, and no action shall lie, from any and all claims or suits arising out of injury to, or death of, any person, or loss or damage done to LICENSOR's or other licensee's facilities or equipment, whether on, above or below ground, that occur as a result of the installation, operation or maintenance of LICENSEE's equipment, LICENSEE's equipment house, if any, or other improvements of LICENSEE, including, without limitation, the joint or concurrent, sole or gross negligence, or willful misconduct of the LICENSEE, or its agents, employees, representatives, or contractors.

          (b) It is the express intention of the parties that LICENSOR agrees to indemnify and hold LICENSEE harmless, and no action shall lie, from any and all claims or suits arising out of injury to, or death of, any person, or loss or damage done to LICENSEE's facilities or equipment, whether on, above or below ground, that occur as a result of the installation, operation or maintenance of LICENSOR's or other licensees' facilities or equipment, LICENSOR's equipment house, if any, or other improvements of LICENSOR or other licensees, resulting from, the joint or concurrent, sole or gross negligence, or willful misconduct of the LICENSOR, or its agents, employees, representatives, or contractors.

          (c) It is further the express intention of the parties that each party's foregoing indemnity obligation shall include litigation expenses, court costs, reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by the indemnified party from the first written demand notice that any claim or demand has been made or may be made, and shall not be limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable under applicable workers' compensation acts, disability benefit acts, or other employee benefit acts. The provisions of this article shall survive the termination of this License Agreement with respect to any damage, injury or death occurring before such termination.

     8.   CASUALTY

          In the event the tower or any part thereof is damaged or destroyed by any cause, LICENSOR shall repair, rebuild, or restore the tower to the same condition as it was immediately prior to such casualty. In such event, the payments required herein shall cease as of the date of such casualty until the tower, in LICENSOR's opinion, is restored to a useable condition for LICENSEE's operation. If LICENSOR fails to repair, rebuild or restore such tower, LICENSEE may at its option with 48 hours written notice, repair, rebuild or restore such tower at LICENSOR's cost and expense.

     9.   DEFAULT

          (a) In the event of LICENSEE's default hereunder, including but not limited to (i) the failure to make payment of fees, additional fees or other payments set forth herein which failure continues for more than ten (10) days after written notice to LICENSEE of such failure, (ii) abandonment of the premises without LICENSOR'S prior written notice, (iii) the breach of any provision hereof which breach continues for more than ten (10) days after written notice to LICENSEE of such breach, or such longer period as may be reasonably necessary to cure such breach provided LICENSEE commences cure within such ten (10) day period and continues diligently to completion, or (iv) the filing by LICENSEE of any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to LICENSEE, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or the making by LICENSEE of any assignment or any other arrangement for the general benefit of creditors under any statute, in addition to other legal or equitable remedies available, LICENSOR shall be entitled upon providing LICENSEE notice and a reasonable cure period, at LICENSOR's option to terminate this Agreement and remove all of LICENSEE's equipment, improvements or personal property located on the premises at LICENSEE's cost and expense. In the event that LICENSOR incurs any cost or expenses on behalf of LICENSEE or in connection with LICENSEE's obligations hereunder, such sums shall be immediately due to LICENSOR upon rendering of an invoice to LICENSEE as an additional fee hereunder.

          (b) In the event of any such default by LICENSEE hereunder, LICENSOR agrees to use its best efforts to notify not only LICENSEE, but any lender or mortgagee of LICENSEE holding the applicable license for any of LICENSEE's equipment at such license location as collateral for any indebtedness of LICENSEE to such lender or mortgagee, which lender or mortgagee and its address LICENSEE has made known to LICENSOR in writing, of such default. LICENSOR agrees that any lender or mortgagee or any parent or affiliate of LICENSEE may cure such default and cause all of LICENSEE's obligations hereunder to be timely performed, in which event Licenser shall not declare said LICENSEE in default.

          (c) In the event of LICENSOR's default hereunder, including but not limited to (i) abandonment of the premises without LICENSEE'S prior written notice, (ii) the breach of any provision hereof which breach continues for more than ten (10) days after written notice to LICENSOR of such breach, or such longer Period as may be reasonably necessary to cure such breach provided LICENSEE commences cure within such ten (10) day period and continues diligently to completion, or (iii) the filing by LICENSOR of any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to LICENSOR, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or the making by LICENSOR of any assignment or any other arrangement for the general benefit of creditors under any statute, in addition to other legal or equitable remedies available, LICENSEE shall be entitled upon providing LICENSOR notice and a reasonable cure period, at LICENSEE's option to terminate this Agreement. In the event that LICENSEE incurs any cost or expenses on behalf of LICENSOR or any actual damages in connection with LICENSOR's obligations hereunder, such sums shall be payable to LICENSEE.

     10.  NOTICES



          All notices required to be given hereunder by LICENSOR or LICENSEE shall be given in writing either by telecopier, overnight, other facsimile transmission, certified or registered mail at the address of the recipient.

          LICENSOR:  AMERICAN TOWER CORPORATION
                     OR ITS SUBSIDIARY
                     3411 RICHMOND AVE., SUITE 400
                     HOUSTON, TX 77046-3401
                     Telephone #(713) 693-0000

     REMITTANCE TO:  AMERICAN TOWER CORPORATION
                     OR ITS SUBIDIARY
                     P. O. BOX 22209
                     HOUSTON, TX   77227-2209

           LICENSEE: PATHNET, INC.
                     1015 31st STREET, N.W.
                     WASHINGTON, D.C. 20007
                     Telephone #(202)625-7284



     11.  INSURANCE

          (a) LICENSOR shall maintain in full force during the term of this Agreement the following insurance:

               (i) Worker's Compensation and Employers' Liability Insurance as prescribed by applicable law, including insurance covering liability under the Longshoremen's and Harbor Workers' Act and the Jones Act, if applicable;

               (ii) Comprehensive General Liability Insurance (Bodily Injury and Property Damage), the limits of liability of which shall not be less than $1,000,000 per occurrence. All such insurance policies shall contain a waiver of subrogation by the insurer in favor of LICENSEE.

          The above insurance shall provide that LICENSEE will receive not less than 30 days written notice prior to any cancellation of, or material change in coverage. The insurance specified in Item (ii) shall contain a waiver of subrogation against LICENSEE and shall name LICENSOR as additional insured provided that the insurance is primary coverage with respect to all insured, and contain a standard cross-liability endorsement.

          (b) LICENSEE shall keep in full force and effect during the term of this Agreement a comprehensive general liability insurance policy, including blanket contractual and completed operations coverage, with limits of liability of at least $1,000,000 in respect of bodily injury, including death, arising from any one occurrence, and $1,000,000 in respect of damage to property arising from any one occurrence. Said insurance policy shall be endorsed to include LICENSOR as an additional insured and shall provide that LICENSOR will receive at least thirty (30) days prior written notice of any cancellation or material change in such insurance policy. LICENSEE shall furnish to LICENSOR a certificate of insurance confirming that the insurance coverage as specified herein is in full force and effect. Such policy shall contain a waiver of subrogation against LICENSOR.

          (c) Notwithstanding the foregoing insurance requirements, the insolvency, bankruptcy, or failure of any insurance company carrying insurance for LICENSEE or LICENSOR, or failure of any such insurance company to pay claims accruing, shall not be held to waive any of the provisions of this Agreement or relieve LICENSEE or LICENSOR from any obligations under this Agreement.

     12.  ASSIGNMENT

          (a)LICENSOR reserves the right to assign, transfer, mortgage or otherwise encumber its interest in the property on which the tower is located and/or its interest in the Agreement. LICENSEE agrees upon demand to execute and deliver to LICENSOR such further instruments subordinating this Agreement in connection with any debt of LICENSOR as may be required by LICENSOR, in connection with LICENSOR's contemplated transaction provided the holder of such superior lien agrees to recognize this Agreement and LICENSEE's rights hereunder, and agrees not to disturb LICENSEE in the exercise of its rights hereunder. LICENSEE further agrees to execute and deliver to any Lender of LICENSOR an

Estoppel Certificate containing such information as may be reasonably requested by such Lender.

          (b) LICENSEE reserves the right to assign, transfer, mortgage or otherwise encumber its license in any tower hereunder and/or its interest in the Agreement. LICENSOR further agrees to execute and deliver to any Lender of LICENSEE any certificate containing such information as may be reasonably requested by such Lender.


     13.  REGULATIONS

          This Agreement is made subject to all local, state and federal laws and regulations now or hereafter in force, and shall not be modified, extended or terminated except by an instrument duly signed by LICENSOR and LICENSEE. Waiver of a breach of any provision hereof under any circumstances will not constitute a waiver of any subsequent breach of such provision, or of a breach of any subsequent breach of such provision, or of a breach of any other provision of this Agreement. This Agreement or any rights hereunder may not be assigned, transferred or otherwise encumbered by LICENSEE without prior written consent of LICENSOR, which shall not be unreasonably withheld.


     14.  BROKERAGE FEES

          LICENSOR and LICENSEE represent and warrant to each other that no broker was involved in connection with this transaction and each party agrees to indemnify and hold the other harmless from and against the claims of any broker made in connection with this transaction.

     15.  AGREEMENT

          Except for as agreed upon in the Binding Term Sheet by and between LICENSOR and LICENSEE, dated February 17, 1998, as amended, this Agreement contains the entire agreement of the parties hereto, and there are no oral representations or agreements by either party hereto which conflict with, modify or otherwise change or affect any provisions herein contained. This Agreement shall be governed by the laws of the State of Texas.

     16.  DISPUTE

Any dispute shall be attempted to be resolved through amicable settlement discussions. Each party hereby agrees to use good faith efforts to reach settlement through amicable settlement discussions. Any and all disputes, controversies or claims between the parties arising under, out of, or in any way relating to this agreement shall be finally settled by arbitration to be held in Washington, D.C. according to the commercial arbitration rules of the American Arbitration Association, by one arbitrator, appointed and acting in accordance with said rules and this section, and the fees and expenses of said arbitrator to be equally borne by the parties unless otherwise directed by the arbitrator. It is expressly understood and agreed by the parties that the findings of said arbitrator shall be conclusive on them, their successors and permitted assigns and may be entered as a judgment in a court of record. Notwithstanding the foregoing, each party shall have the right to apply to a court of competent jurisdiction for such equitable relief as is necessary to preserve and enforce its rights under this agreement.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

          EXECUTED AT HOUSTON, TEXAS, THIS THE 23RD DAY OF JULY, 1998.



                         LICENSOR: ATC TOWER CORP.

                         BY:  /s/ Dudley G. Norman
                             -------------------------------------
                                        Dudley G. Norman
                                         Vice President


                         LICENSEE: PATHNET, INC.

                         BY:  /s/ Dave Schaeffer
                             -------------------------------------

                         PRINTED NAME:  Dave Schaeffer
                                      ----------------------------

                         TITLE:  Chairman
                               -----------------------------------

                                      EXHIBIT A

                                 DETROIT, MICHIGAN

                                         TO

                              PITTSBURGH, PENNSYLVANIA

                                      EXHIBIT A

SITE NAME:  OAKVILLE, MI

LT: 42-04-30  LG: 83-34-37.

          A.   4 antennas at the 325', 290', 240' and 220' AGL of the tower.

          B. 1155' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

                                      EXHIBIT A

SITE NAME:  SAMARIA, MI

LT: 41-49-40  LG: 83-31-56.

          A.  4 antennas at the 135', 135', 105' and 105' AGL of the tower.

          B. 560' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

EXHIBIT A

SITE NAME:  TOLEDO, OH

LT: 41-40-14  LG: 83-29-03.

          A.   4 antennas at the 205', 170', 130' and 105' AGL of the tower.

          B 690' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

                                      EXHIBIT A

SITE NAME:  WOODVILLE, OH

LT: 41-25-41  LG: 83-20-28.

          A.   4 antennas at the 195', 195', 165' and 165' AGL of the tower.

          B. 800' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

                                      EXHIBIT A

SITE NAME:  CLYDE, OH

LT: 41-15-23  LG: 82-57-30.

          A.   4 antennas at the 195', 195', 165' and 165' AGL of the tower.

          B. 800' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

                                      EXHIBIT A

SITE NAME:  WILLARD, OH

LT: 41-03-33  LG: 82-43-44.

          A.   4 antennas at the 265', 265', 225' and 225' AGL of the tower.

          B. 1060' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

                                      EXHIBIT A

SITE NAME:  NOVA, OH

LT: 40-59-35  LG: 82-19-57.

          A.  4 antennas at the 255', 255', 220' and 220' AGL of the tower.

          B. 1030' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

                                      EXHIBIT A

SITE NAME:  SEVILLE, OH

LT: 41-04-49  LG: 81-51-47.

          A.   4 antennas at the 145', 145', 100' and 100' AGL of the tower.

          B. 570' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

                                      EXHIBIT A

SITE NAME:  TALLMADGE, OH

LT: 41-05-47  LG: 81-28-27.

          A.   4 antennas at the 195', 195', 170' and 160' AGL of the tower.

          B. 800' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

EXHIBIT A

SITE NAME:  RAVENNA, OH

LT: 41-09-48  LG: 81-11-14.

          A.   4 antennas at the 145', 145', 128' and 115' AGL of the tower.

          B. 613' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

                                      EXHIBIT A

SITE NAME:  AUSTINTOWN, OH

LT: 41-06-48  LG: 80-46-13.

          A.  4 antennas at the 145', 145', 115' and 115' AGL of the tower.

          B. 600' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

                                      EXHIBIT A

SITE NAME:  MOUNT JACKSON, PA

LT: 40-55-30  LG: 80-26-14.

          A.  4 antennas at the 215', 215', 185' and 185' AGL of the tower.

          B. 880' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.

                                      EXHIBIT A

SITE NAME:  GLEN EDEN, PA

LT: 40-43-45  LG: 80-06-20.

          A.  4 antennas at the 175', 150', 120' and 80' AGL of the tower.

          B. 605' flexible coaxial transmission line between antenna and radio equipment anchored to the tower.

          C. Radio communications equipment consisting of a transmitter/receiver operating on a frequency of ______TX ______RX using call letters ______ assigned by the FCC.